UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2010 (June 29, 2010)

Lightstone Value Plus Real Estate Investment Trust II, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-151532	83-0511223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 2, 2010, Lightstone Value Plus Real Estate Investment Trust II, Inc. (the “Company”) filed a Current Report on Form 8-K to disclose the Company’s acquisition of a nonrecourse mortgage note collateralized by a limited service hotel located in East Rutherford, NJ (the “Loan”) and to the disclose the exchange of subordinated profit interest units for a 26.25% equity interest in Brownmill LLC (“Brownmill Interest”), as described in the Current Report.  The Current Report on Form 8-K filed on July 2, 2010 was filed without the requisite financial information regarding Brownmill LLC. Accordingly, we are filing this Amendment to the Current Report to include such information.

Material factors considered by the Company in assessing the Loan and Brownmill Interest for acquisition, and determining the appropriate amount of consideration to be paid for the assets acquired, included a variety of factors, including the underlying properties location, demographics, and quality of tenants.  We believe the underlying properties are well located, have acceptable roadway access and are well maintained.  The underlying properties are subject to competition from similar properties within their respective market areas, and the economic performance of one or more of the underlying properties could be affected by changes in local economic conditions.  We did not consider any other factors material or relevant to the decision to acquire the Loan or Brownmill Interest.

The accompanying combined statements of revenues and certain operating expenses and interest expense of Brownmill LLC (the “Summary Statement”) have been prepared for the purpose of complying with the provision of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Summary Statement includes the historical revenues and certain operating expenses and interest expense of properties of Brownmill LLC, exclusive of items that may not be comparable to the proposed future operations of the properties of Brownmill LLC, such as depreciation and amortization expense.

Item 9.01.	Financial Statements and Exhibits

(a)
Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Brownmill LLC
Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Operating Expenses and Interest Expense of Brownmill LLC

Notes to Statements of Revenues and Certain Operating Expenses and Interest Expense of Brownmill LLC

(b)
Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Unaudited Pro Forma Consolidated Financial Information

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2010

Unaudited Notes to Pro Forma Consolidated Financial Statements

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of the Lightstone Value Plus Real Estate Investment Trust II, Inc. and its Subsidiaries

We have audited the accompanying statements of revenues and certain operating expenses and interest expense (the “Summary Statement”) of Brownmill LLC (“Brownmill”) for the years ended December 31, 2009, 2008 and 2007. This Summary Statement is the responsibility of Brownmill’s management.  Our responsibility is to express an opinion on the Summary Statement based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary Statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Brownmill’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary Statement, assessing the accounting principles used and significant estimates made by management, as well as the overall presentation of the Summary Statement. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Summary Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Lightstone Value Plus Real Estate Investment Trust II, Inc.) as described in Note 1 to the Summary Statement and is not intended to be a complete presentation of Brownmill’s revenues and expenses.

In our opinion, the Summary Statement presents fairly, in all material respects, the revenues and certain operating expenses and interest expense as described in Note 1 to the Summary Statement of Brownmill for the years ended December 31, 2009, 2008, and 2007 in conformity with accounting principles generally accepted in the United States of America.

/S/EisnerAmper LLP

September 10, 2010
Edison, New Jersey

BROWNMILL LLC
STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES AND INTEREST EXPENSE
For the Six Months Ended June 30, 2010 and the Years ended December 31, 2009, 2008, and 2007

	Six Months ended June 30, 2010	Year Ended	Year Ended	Year Ended
	(Unaudited)	December 31, 2009	December 31, 2008	December 31, 2007
Operating Revenues

Rental income	$1,317,871	$2,535,076	$2,789,348	$2,504,649
Tenant reimbursements	445,515	770,468	926,733	937,202
Other income	31,013	66,268	35,662	19,797

	1,794,399	3,371,812	3,751,743	3,461,648

Certain Operating Expenses
Real estate taxes	253,213	506,201	495,834	484,156
Repairs and maintenance	176,747	352,574	245,145	369,444
Bad debt expense	96,478	184,012	155,152	67,327
Management fees	65,711	86,192	117,400	115,440
Utilities	43,871	102,757	95,663	79,989
Professional fees	43,444	106,585	168,094	130,492
Insurance	24,871	33,080	31,640	30,901
Janitorial	13,850	26,088	24,243	24,697
Landscaping	12,360	23,925	24,540	18,129
General and administrative	7,689	20,452	14,132	19,934
	738,234	1,441,866	1,371,843	1,340,509

Revenues in Excess of Certain Operating Expenses	1,056,165	1,929,946	2,379,900	2,121,139

Interest expense	611,526	1,237,830	1,269,908	1,281,450

Revenues in Excess of Certain Operating Expenses and Interest Expense	$444,639	$692,116	$1,109,992	$839,689

See accompanying notes to statements of revenues and certain operating expenses and interest expense.

BROWNMILL LLC
NOTES TO STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES AND INTEREST EXPENSE
For the Six Months Ended June 30, 2010 and the Years Ended December 31, 2009, 2008 and 2007

1.	ORGANIZATION AND BASIS OF PRESENTATION

Brownmill LLC (“Brownmill”)  is the owner of two retail properties known as Browntown Shopping Center (“Browntown”) and Millburn Mall (“Millburn”, and together with Browntown, the “Brownmill Properties”), which are located in Old Bridge, NJ and Vauxhall, NJ, respectively.  Browntown and Millburn represent 84,851 square feet and 71,151 square feet, respectively, of total gross leasable area, and were 59% and 98% occupied, respectively, as of June 30, 2010. The Brownmill Properties are cross-collateralized, securing a non-recourse loan maturing on October 8, 2015. The loan has a 10-year term and monthly principal and interest payments of $133,051 through its maturity date.  The loan bears a fixed interest rate of 5.36%. The aggregate outstanding balance of the Brownmill Loan was $22.2 million as of June 30, 2010, $19.8 million of which will be due upon maturity assuming no prior principal prepayment.  The Brownmill Properties are cross-collateralized, securing a non-recourse loan maturing on October 8, 2015.  David Lichtenstein, owner of our Sponsor, (“Guarantor”), has guaranteed the payment of losses that the lender may sustain as a result of fraud, misappropriation, misuse of loan proceeds or other acts of misconduct by Brownmill LLC and/or its principals or affiliates. Such losses are recourse to the Guarantor under the guaranty regardless of whether the lender has attempted to procure payment from Brownmill LLC or any other party. Further, in the event of Brownmill LLC’s voluntary bankruptcy, reorganization or insolvency, or the interference by Brownmill LLC or its affiliates in any foreclosure proceedings or other remedy exercised by the lender, the Guarantor has guaranteed the payment of any unpaid loan amounts. Browntown and Millburn are managed by Beacon Property Management LLC, an affiliate of the Lightstone Value Plus Real Estate Investment Trust II, Inc.

The accompanying statements of revenues and certain operating expenses and interest expense (the “Summary Statement”) have been prepared for the purpose of complying with the provision of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Summary Statement includes the historical revenues and certain operating expenses and interest expense of the Brownmill Properties, exclusive of items that may not be comparable to the proposed future operations of the Brownmill Properties, such as depreciation and amortization expense.

2.	SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenues related to operating leases are recognized on a straight line basis over the lease term. The rental income stated in the statements of revenues and certain operating expenses and interest expense includes straight–line revenues of $40,121 for the six months ended June 30, 2010, and $93,955, $138,063 and $123,117 for the years ended December 31, 2009, 2008 and 2007, respectively.

Tenant Reimbursements

Certain operating expenses incurred in the operation of the Brownmill Properties are recoverable from the tenants. The recoverable amounts are based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred.

Use of Estimates

The preparation of the Summary Statement in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during a reporting period. Actual results could differ from these estimates.

3.	OPERATING LEASES

The Brownmill Properties are leased to tenants under long-term operating leases with expiration dates through 2027. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of, and/or increases in, real estate taxes and certain operating costs, as defined.

Expected future minimum annual rentals to be received from tenants under non-cancelable operating leases, excluding renewal options, in effect at June 30, 2010 were as follows:

For the six months ending December 31, 2010	$1,237,729
For the twelve months ending December 31, 2011	2,401,619
For the twelve months ending December 31, 2012	2,372,024
For the twelve months ending December 31, 2013	2,160,285
For the twelve months ending December 31, 2014	2,065,101
Beyond 2014	11,220,491

$21,457,249

BROWNMILL LLC
NOTES TO STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES AND INTEREST EXPENSE
For the Six Months Ended June 30, 2010 and the Years Ended December 31, 2009, 2008 and 2007

4.	RELATED PARTY TRANSACTIONS

Beacon Property Management LLC, an affiliate of Brownmill, and an affiliate of the Lightstone Value Plus Real Estate Investment II, Inc., is employed to manage the Properties and to provide other professional services.  Included in the statements of revenues and certain operating expenses and interest expense are the following related party and allocated expenses:

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

Management fees	65,711	86,192	117,400	115,440
Reimbursements for property insurance	-	4,656	10,876	8,622
Reimbursements for administrative expenses	26,632	30,967	18,089	16,708

5.	INTERIM UNAUDITED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES AND INTEREST EXPENSE

The Summary Statement for the six months ended June 30, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses and interest expense for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

 LIGHTSTONE GROUP VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

On June 29, 2010, Lightstone Value Plus Real Estate Investment Trust II, Inc. (the “Company”), through Lightstone Value REIT II, LP, the Company’s operating partnership (the “ Operating Partnership”), entered into an Assignment and Assumption Agreement (the “Assignment”) with Citigroup Global Markets Realty Corp. (the “Seller”).  Under the terms of the Assignment, the Operating Partnership purchased from the Seller a fixed-rate, nonrecourse mortgage note (the “Loan”) for $7.857 million.  In addition, the Seller agreed to indemnify the Operating Partnership from all existing litigation. As a result of the Assignment, the Operating Partnership assumed all rights and obligations, with the exception of the existing litigation, in connection with the Loan, and became the lender under the Loan.  Total legal and other closing costs of the Assignment were approximately $137,216 including an acquisition fee equal to 0.95% of the purchase price, or approximately $74,642, payable to the Company’s advisor.  The Loan was originated by the Seller in August 2007 with an original principal balance of $18.675 million, and is collateralized by a limited service hotel located in East Rutherford, NJ.  The hotel is currently operating under a Marriot Franchise Agreement as a Fairfield Inn. The Loan was scheduled to mature in September 2017 under its original term, and has been in default since February 2009.  The existing borrower has initiated on-going litigation against the Seller in connection with its borrowings from the Seller, including the Loan.

On June 30, 2010, the Company, through its Operating Partnership, entered into a Contribution Agreement between the Operating Partnership and Lightstone Holdings LLC (“LGH”), a wholly-owned subsidiary of The Lightstone Group, LLC (the Company’s “Sponsor”), pursuant to which LGH contributed to the Operating Partnership a 26.25% equity interest in Brownmill LLC (the “Brownmill Interest”) in order to fulfill the Sponsor’s commitment to purchase subordinated profits interests. In exchange, the Operating Partnership issued 25 units of subordinated profits interests, at $100,000 per unit (at total value of $2.5 million), to Lightstone SLP II LLC. The value of the Brownmill Interest is approximately $8.4 million of which $2.5 million is in the form of equity and $5.9 million is in the form of mortgage indebtedness.  The Company will record the Brownmill Interest under the equity method of accounting, and record its allocated income or loss from Brownmill LLC based on its 26.25% equity interest percentage beginning April 1, 2010.  Brownmill LLC owns two retail properties known as Browntown Shopping Center (“Browntown”) and Millburn Mall (“Millburn”, and together with Browntown, the “Brownmill Properties”), which are located in Old Bridge, NJ and Vauxhall, NJ, respectively.   Browntown and Millburn represent 84,851 square feet and 71,151 square feet, respectively, of total gross leasable area, and were 59% and 98% occupied, respectively, as of June 30, 2010. Browntown and Millburn are managed by Beacon Property Management LLC, a subsidiary of the Sponsor.

The Brownmill Properties are cross-collateralized, securing a non-recourse loan maturing on October 8, 2015.  David Lichtenstein, owner of our Sponsor, (“Guarantor”), has guaranteed the payment of losses that the lender may sustain as a result of fraud, misappropriation, misuse of loan proceeds or other acts of misconduct by Brownmill LLC and/or its principals or affiliates. Such losses are recourse to the Guarantor under the guaranty regardless of whether the lender has attempted to procure payment from Brownmill LLC or any other party. Further, in the event of Brownmill LLC’s voluntary bankruptcy, reorganization or insolvency, or the interference by Brownmill LLC or its affiliates in any foreclosure proceedings or other remedy exercised by the lender, the Guarantor has guaranteed the payment of any unpaid loan amounts. The loan has a 10-year term and monthly principal and interest payments of $133,051 through its maturity date.  The loan bears a fixed interest rate of 5.36%. The aggregate outstanding balance of the Brownmill Loan was $22.2 million as of June 30, 2010, $19.8 million of which will be due upon maturity assuming no prior principal prepayment.

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010 are presented as if the Company’s acquisition of the Loan and the Brownmill Interest (the “Transactions”) occurred on January 1, 2009 and the effect was carried forward through the year and the six-month period.  The Transactions are already reflected in the Company’s historical consolidated balance sheet as of June 30, 2010 included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010.

The pro forma consolidated statements of operations should be read in conjunction with the historical financial statements and notes thereto as filed in our 2009 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010, and the financial information and notes thereto of Brownmill LLC included elsewhere herein.  The Pro Forma Consolidated Statements of Operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had we completed the above Transactions on January 1, 2009, nor does it purport to represent our future operations.

LIGHTSTONE VALUE PLUS REAL ESTATE TRUST II, INC. AND SUBSIDIARIES

Unaudited Pro Forma Statement of Operations
For The Year Ended December 31, 2009

	For the Year Ended December 31, 2009 as Reported (a)	Pro Forma Adjustments (b)		Pro Forma for the Year Ended December 31, 2009

Expenses:
General and administrative costs	299,092	233,470	(c)	532,562
Total operating expenses	299,092	233,470		532,562
Operating loss	(299,092)	(233,470)		(532,562)

Interest income	50,724			50,724
Loss from investment in unconsolidated affiliated real estate entity	-	(449,977	) (d, e)	(449,977)
Net loss	(248,368)	(683,447)		(931,815)

Less: net loss attributable to noncontrolling interest	42	61	(f)	103

Net loss attributable to Company's common shares	$(248,326)	$(683,386)		$(931,712)

Net loss per Company's common share, basic and diluted	$(0.98)			$(0.90)

Weighted average number of common shares outstanding, basic and diluted	254,632	785,700	(g)	1,040,332

The accompanying notes are an integral part of these unaudited pro forma financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE TRUST II, INC. AND SUBSIDIARIES
Unaudited Pro Forma Statement of Operations
For The Six Months ended June 30, 2010

	For the Six Months Ended June 30, 2010 as Reported (a)	Pro Forma Adjustments (b)		Pro Forma for the Six Months Ended June 30, 2010

Expenses:
General and administrative costs	393,572	46,682	(c)	440,254
Total operating expenses	393,572	46,682		440,254
Operating loss	(393,572)	(46,682)		(440,254)

Interest income	142,832			142,832
Loss from investment in unconsolidated affiliated real estate entity	(51,955)	(106,310	) (d, e)	(158,265)
Net loss	(302,695)	(152,992)		(455,687)

Less: net loss attributable to noncontrolling interest	24	7	(f)	31

Net loss attributable to Company's common shares	$(302,671)	$(152,985)		$(455,656)

Net loss per Company's common share, basic and diluted	$(0.15)			$(0.23)

Weighted average number of common shares outstanding, basic and diluted	1,959,758			1,959,758

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Notes to Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2009

(a)	Represents the Company's historical result of operations for the year ended December 31, 2009.

(b)	Reflects the pro forma adjustments of the Loan and Brownmill as though the Transactions had occurred on January 1, 2009.

(c)
Reflects pro forma asset management fees of $96,254 and acquisition fees associated with the Loan of $137,216, including an acquisition fee of 0.95% of the purchase price of the Loan payable to the Company’s advisor of $74,642.  The Company’s advisor receives an annual asset management fee of 0.95% of the average invested assets.

(d)	To record the pro forma effect of our 26.25% equity in the losses of Brownmill LLC for the year ended December 31, 2009 of $231,434.

(e)
Reflects depreciation and amortization of the step up value of the investment in Brownmill LLC’s real and personal property using the straight-line method over the estimated useful life of acquired assets, the adjustment related to the mark to market value of the debt as the date of acquisition compared to book value as well as an adjustment to reflect the impact of straight line adjustments of leases as if they were entered into as of January 1, 2009 compared to the original lease date.  The total adjustment for these items is $218,543.

(f)
To adjust for 25 units of subordinated profits interests issued by the Operating Partnership to SLP II LLC at $100,000 per unit, in exchange for the 26.25% equity interest in Brownmill LLC on January 1, 2009.

(g)
To adjust historical weighted average number of shares of common stock outstanding to reflect the sale of a sufficient number of shares needed to fund the cash portion of the Company’s purchase of the Loan.

LIGHTSTONE VALUE PLUS REAL ESTATE TRUST II, INC. AND SUBSIDIARIES

Notes to Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2010

(a)	Represents the Company's historical result of operations for the six months ended June 30, 2010.

(b)	Reflects the pro forma adjustments of the Loan and Brownmill as though the Transactions had occurred on January 1, 2009.

(c)	Reflects pro forma asset management fees. Company’s advisor receives an annual asset management fee of 0.95% of the average invested assets.

(d)	To record the pro forma effect of our 26.25% equity in the losses of Brownmill LLC for the six months ended June 30, 2010 of $52,518.

(e)
Reflects depreciation and amortization of the step up value of the investment in Brownmill LLC’s real and personal property using the straight-line method over the estimated useful life of acquired assets, the adjustment related to the mark to market value of the debt as the date of acquisition compared to book value as well as an adjustment to reflect the impact of straight line adjustments of leases as if they were entered into as of January 1, 2009 compared to the original lease date.  The total adjustment for these items is $53,792.

(f)
To adjust for 25 units of subordinated profits interests issued by the Operating Partnership to SLP II LLC at $100,000 per unit, in exchange for the 26.25% equity interest in Brownmill LLC on January 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC.

Date: September 13, 2010	By:	/s/ Donna Brandin
Donna Brandin
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)